UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment 1 to Form 8-K Filed January 5, 2010

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2010

CORINTHIAN COLLEGES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-25283	33-0717312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

(714) 427-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reporting in the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2010 (the “Form 8-K”), on January 4, 2010, Corinthian Colleges, Inc. (the “Company”) completed its acquisition of Heald Capital, LLC, a Delaware limited liability company (“Heald”), SP PE VII-B Heald Holdings Corp., a Delaware corporation (“SP Holdings”), and SD III-B Heald Holdings Corp., a Delaware corporation (“SD Holdings”; each of SP Holdings and SD Holdings individually, a “Holding Company” and, collectively, the “Holding Companies”). The transaction was completed in accordance with a Securities Purchase and Sale Agreement, dated October 19, 2009 (the “Purchase Agreement”), by and among the Company, Heald, SP Holdings, SD Holdings, the individuals and entities set forth on Exhibit A of the Purchase Agreement (the “Sellers” and, each individually, a “Seller”) and Heald Investment, LLC, a Delaware limited liability company, as the Sellers’ Representative. Pursuant to the Purchase Agreement, the Company acquired all of the limited liability company membership interests in Heald (“Membership Interests”) by purchasing all of the outstanding capital stock of each of the Holding Companies and by purchasing Membership Interests directly from the Sellers, for total consideration of $395 million.

This Current Report on Form 8-K/A amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following audited financial statements required by Item 9.01(a) of Form 8-K are included in this report:

(i) Audited Consolidated Financial Statements of Heald Capital, LLC and Subsidiaries as of and for the fiscal years ended December 31, 2009 and December 31, 2008 and for the period commencing August 15th through December 31, 2007 are attached hereto as Exhibit 99.2.

In a letter dated March 1, 2010 the Company received confirmation from the Securities and Exchange Commission that it will not object to the third year of financial statements required under Rule 3-05 of Regulation S-X to be disclosed for Heald to only reflect the period of August 15th to December 31, 2007. The basis for such relief was based upon: (a) the predecessor entity being under the control of a third party and not the current sellers of Heald; (b) the predecessor entity being operated as a non-profit under a different basis of accounting; (c) the predecessor financial statements not being material to investors; and (d) the fact that preparation of any predecessor financial statements in accordance with U.S. GAAP would not be without unreasonable effort and expense.

(b) Pro Forma Financial Information.

The following pro forma financial information required by Item 9.01(b) of Form 8-K is included in this report:

(i) Unaudited Pro Forma Combined Balance Sheet as of December 31, 2009 and Unaudited Pro Forma Combined Statement of Income for the year ended June 30, 2009 and the six months ended December 31, 2009 of Corinthian Colleges, Inc. are attached hereto as Exhibit 99.3.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Text of press release issued by Corinthian Colleges, Inc., dated October 29, 2009.*

99.2	Consolidated Financial Statements of Heald Capital, LLC and Subsidiaries as of and for the fiscal years ended December 31, 2009 and December 31, 2008 and for the period commencing August 15th through December 31, 2007

99.3	Unaudited Pro Forma Combined Balance Sheet as of December 31, 2009 and Unaudited Pro Forma Combined Statement of Income for the year ended June 30, 2009 and the six months ended December 31, 2009 of Corinthian Colleges, Inc.

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORINTHIAN COLLEGES, INC.

Date: March 22, 2010	By:	/S/ KENNETH S. ORD
Kenneth S. Ord
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)